Exhibit 10.1(bs)

AMENDMENT NUMBER TWO

TO

FACTORY PENSION PLAN

OF

SAUER-DANFOSS (LASALLE)

AND

INTERNATIONAL UNION,

UNITED AUTOMOBILE, AEROSPACE AND

AGRICULTURAL IMPLEMENT WORKERS

OF AMERICA, AND ITS LOCAL UNION NO. 285

IN WITNESS WHEREOF, the attached Appendix D is hereby added to the Factory Pension Plan of Sauer-Danfoss (LaSalle) and International Union, United Automobile, Aerospace and Agricultural Implement Workers of America and its Local Union No. 285, executed this 8th day of February, 2002, to be effective as of January 1, 2002.

SAUER DANFOSS COMPANY	UAW, Local Union No. 285

/s/ MATTHEW K. BENDLER	/s/ WILLIAM C. FALASSI

/s/ SUZANNE R. SOBKOWIAK	/s/ PATRICIO ESCATEL

APPENDIX D

FACTORY PENSION PLAN

OF

SAUER-DANFOSS (LASALLE)

AND

INTERNATIONAL UNION,

UNITED AUTOMOBILE, AEROSPACE AND

AGRICULTURAL IMPLEMENT WORKERS

OF AMERICA, AND ITS LOCAL UNION NO. 285

Application of the Economic Growth and Tax Relief

Reconciliation Act of 2001

This Appendix D is intended to demonstrate good faith compliance with the requirements of the Economic Growth and Tax Relief Reconciliation Act of 2001 (“EGTRRA”) and is to be construed in accordance with EGTRRA and the guidance issued thereunder.  The provisions of this Appendix D shall supersede the applicable provisions of the Plan to the extent those provisions are inconsistent with the provisions of this Supplement.

1.             Effective Date.  Except as otherwise provided, this amendment shall be effective as of the first day of the first Plan Year beginning after December 31, 2001.

2.             Limits on Annual Benefits.  Effective for “limitation years” ending after December 31, 2001 and consistent with the provisions of Article XI of the Plan, Plan shall be subject to the applicable provisions of Code Section 415 (b) as amended by EGTRRA.

3.             Rollover Rules - Direct Rollovers of Plan Distributions.  Effective for Plan distributions made after December 31, 2001, the provisions of Code Section 402(c) that are incorporated under Section 9.7 of the Plan are modified to provide that an “eligible retirement plan” shall also mean an annuity contract described in Code Section 403(b) or an eligible plan under Code Section 457(b) that is maintained by a state, political subdivision of a state, or any agency or instrumentality of a state or political subdivision of a state and that agrees to separately account for amounts transferred into such plan from this Plan.  Notwithstanding subsection 9.7(b) of the Plan, the definition of “eligible retirement plan” shall also apply in the case of a distribution to a Spouse or a former spouse who is the alternate payee under a qualified domestic relation order, as defined in Code Section 414(p).